SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

WARPSPEED TAXI INC.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Shiriki House Office Community, 3rd Floor Westside Towers

Lower Kabete Road, Westlands Nairobi, Kenya

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (702) 802-0474

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01Change in Registrant’s Certifying Accountant.

On November 14, 2024, the Board of Directors of Warpspeed Taxi Inc. (the “Company”) approved the engagement of LAO Professional Services as the Company’s independent registered public accounting firm for the fiscal year ended July 31, 2025, effective immediately, and dismissed Olayinka Oyebola & Co (“OOC”) as the Company’s independent registered public accounting firm.

Until LAO Professional Services was engaged on November 14, 2024, OOC was the Company’s auditor and had audited the Company’s financial statements for the fiscal year ended July 31, 2024

The reason for the dismissal of OOC and the engagement of LAO Professional Services is due to the charges brought by the SEC against OOC for allegedly aiding and abetting securities fraud..

OOC's report on the financial statements of the Company for the year ended July 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the course of OOC’s engagement there were no disagreements with OOC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of OOC, would have caused OOC to make reference to the matter in its audit opinion. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the period OOC was engaged as the Company’s auditor.

The Company provided a copy of the foregoing disclosures to OOC and requested that OOC furnish it with a letter addressed to the Securities and Exchange Commission stating whether OOC agrees with the above statements. A copy of OOC’s letter, dated November 21, 2024, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description

16.1	Letter from OOC dated November 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WarpSpeed Taxi Inc.

Date: December 10, 2024	By: /s/ Daniel Okelo
Chief Executive Officer